Exhibit 99.1

Babylon Announces Update on Take Private Proposal

Austin, Texas, London, UK and Lausanne, Switzerland – June 23, 2023 – After a thorough exploration of strategic alternatives, Babylon Holdings Limited (NYSE: BBLN) (including its subsidiaries, “Babylon”) is pleased to provide an update on the recapitalization transaction, previously announced on May 10, following receipt of a proposal from AlbaCore Capital LLP on behalf of certain of its affiliates (“AlbaCore”) and MindMaze Group SA (“MindMaze”), and share that Babylon has selected the previously announced take private proposal from the options considered.

The proposal strongly positions Babylon to accelerate its core mission – to make high quality healthcare more accessible and affordable by combining the most cutting-edge technology with the best medical expertise. In combination with MindMaze, a global leader in brain technology and digital neurotherapeutic solutions for brain health and recovery, the pro forma business is positioned to uniquely address patient and member needs across the continuum-of-care, from healthcare through sick care. Collectively, the new organization is positioned to become a leading value-based care platform with cutting edge technological, clinical and operational ability to both provide holistic primary care and effectively diagnose, manage and treat major episodic and chronic diseases.

Babylon and MindMaze believe that the combined entity will form a powerful digital-first global AI-driven healthcare business that will help transform the industry from sick care to predictive and preventative healthcare. Babylon and MindMaze will be dedicated to improving patient engagement and access to high quality optimized healthcare by tackling a broad range of chronic conditions, including but not limited to neurological conditions.

In the coming weeks and months, while Babylon and MindMaze come together, they will both continue delivering on their missions, executing on day-to-day operations, and pursuing strategic objectives including a relentless commitment to patient and member care, client satisfaction and employee engagement. Babylon and its management will continue to operate and deliver on its existing business plan. Over the mid-to-long term Babylon and MindMaze intend to align the strengths of their organizations to deliver a truly novel care paradigm and deliver exceptional outcomes for all stakeholders.

The transaction provides for a new capital structure with a significant reduction of pro forma company debt, resulting in a substantially strengthened and more flexible financial profile. In addition, the transaction will include immediate material funding for current business operations as well as a commitment to fund the combined business, allowing the pro forma company to focus on its strategy of delivering concurrent growth and profitability over the near to mid-term.

The transaction is expected to close in July 2023. Completion of the transaction will be subject to agreed documentation, various conditions and appropriate regulatory approvals if required. As previously stated, the transaction will not provide for any payment to Babylon Holdings Limited’s Class A ordinary shareholders or other equity instrument holders, as AlbaCore will be exercising rights under its debt agreements with Babylon, and the go-forward private business will be transferred to private ownership. Therefore, the transaction would transfer core operating subsidiaries of Babylon to MindMaze, and Babylon Holdings Limited’s Class A ordinary shares will cease trading on the NYSE under the ticker symbol ‘BBLN’.

About Babylon

At Babylon, our mission is to make quality healthcare widely accessible and affordable. To this end we are building an integrated digital first primary care service that can manage population health at scale. Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. Today, Babylon’s technology and clinical services support a global patient network across 15 countries, and our digital healthcare platform is capable of operating in 16 languages. Babylon is also working with governments, health providers, employers and insurers across the globe to provide them with a new digital-first platform that any partner can use to deliver high-quality healthcare with lower costs and better outcomes. For more information, please visit www.babylonhealth.com.

About MindMaze

Founded in 2012, MindMaze is a global leader in brain technology and digital neurotherapeutic solutions for brain health and recovery. With a presence in over 15 countries, its mission is to accelerate the brain’s ability to recover, learn and adapt.

The company has two core divisions – Healthcare and Labs – working collaboratively at the intersection of neuroscience, bio-sensing, engineering, mixed reality and artificial intelligence. MindMaze Healthcare is advancing a universal platform for brain health with breakthrough solutions to some of the world’s most challenging problems in neurology, including stroke, Parkinson’s disease and Alzheimer’s disease. MindMaze Labs, the company’s R&D innovation hub, is focused on the future of human computing – working across multiple industries to innovate and build the next generation of human-machine interfaces. The company has offices in Lausanne, Baltimore, London, Paris and Mumbai. For more information, please visit http://www.mindmaze.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s ability to successfully implement the framework implementation agreement, dated May 10, 2023, between Babylon and AlbaCore (the “Framework Agreement”), possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our ability to and continue as a going concern over the next twelve months; risks associated with our debt financing agreements with AlbaCore, including the impact of the restrictive covenants on our operations; risks associated with the implementation of the proposed take private transaction pursuant to the Framework Agreement and the joint proposal from AlbaCore and MindMaze; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, an asset sale such as the proposed sale of the independent physician association (IPA) business, a take private transaction, and/or putting Babylon Holdings Limited into administration under UK law or obtaining relief under the U.S. Bankruptcy Code; risks and uncertainties associated with such administration or bankruptcy proceedings; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives, include the proposed take private transaction with AlbaCore and MindMaze; the impact on our share price as a result of announcements related to a potential take private transaction and business combination with MindMaze; turnover in our senior management team and other key talent; our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the continued listing standards and rules of the New York Stock Exchange (the “NYSE”), the NYSE may delist our Class A ordinary shares; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2023 and Form 10-Q filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

Babylon Contacts:
Media
press@babylonhealth.com

Investors
investors@babylonhealth.com

MindMaze Contact:
pr@mindmaze.com